--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              MANAGED GOVERNMENTS
                                   FUND INC.
--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2003

                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]

Roger Lavan
[PHOTO]

Dave Torchia

    ROGER M. LAVAN           DAVID TORCHIA
    PORTFOLIO MANAGER        PORTFOLIO MANAGER


  [GRAPHIC]
        Classic Series


 Semi-Annual Report . January 31, 2003

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

      ROGER M. LAVAN


      Roger M. Lavan, CFA, has more than 17 years of securities business experience. Mr. Lavan holds a BS in Management from the State University of New York and an MBA from Fordham University.

      DAVID TORCHIA


      David Torchia has more than 18 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

      FUND OBJECTIVE

      Seeks high current income consistent with liquidity and preservation of capital by investing at least 80% of its assets in debt obligations issued by the U.S. government, its agencies or instrumentalities.

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 4, 1984

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      17 years (Roger M. Lavan)
      18 years (David Torchia)

                     CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SHMGX   MGVBX   SMGLX
--------------------------------------------
INCEPTION            9/4/84  11/6/92 6/29/93
--------------------------------------------

Average Annual Total Returns as of January 31, 2003*


                                    Without Sales Charges/(1)/
                                    Class A   Class B  Class L
                  -------------------------------------------
                  Six-Month+          2.71%     2.44%   2.48%
                  -------------------------------------------
                  One-Year            7.36      6.79    6.88
                  -------------------------------------------
                  Five-Year           5.62      5.10    5.17
                  -------------------------------------------
                  Ten-Year            6.04      5.49     N/A
                  -------------------------------------------
                  Since Inception++   8.06      5.81    5.37
                  -------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A   Class B  Class L
                  -------------------------------------------
                  Six-Month+         (1.94)%   (2.06)%  0.47%
                  -------------------------------------------
                  One-Year            2.54      2.29    4.80
                  -------------------------------------------
                  Five-Year           4.65      4.93    4.96
                  -------------------------------------------
                  Ten-Year            5.56      5.49     N/A
                  -------------------------------------------
                  Since Inception++   7.80      5.81    5.26
                  -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++Inception dates for Class A, B and L shares are September 4, 1984, November
  6, 1992 and June 29, 1993, respectively.



What's Inside
Letter From the Chairman ......................................................1
Manager Overview...............................................................2
Historical Performance ........................................................4
Fund at a Glance...............................................................7
Schedule of Investments........................................................8
Statement of Assets and Liabilities ...........................................9
Statement of Operations.......................................................10
Statements of Changes in Net Assets...........................................11
Notes to Financial Statements.................................................12
Financial Highlights..........................................................17

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed, is a registered service mark of Salomon Smith Barney Inc.

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN
Chairman, President and
Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Managed Governments Fund Inc. ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the period ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003




   1 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

                               MANAGER OVERVIEW

Performance Review
For the six months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned 2.71%. The Fund performed in line with its Lipper peer group of U.S. mortgage funds, which returned 2.84% for the same period./1/ However, it underperformed its unmanaged benchmark, the Lehman Brothers Government Bond Index,/i/ which returned 4.87% for the same period.

A Shift in Market Sentiment
When the period began in August, lingering concerns about the health of the U.S. economy and integrity of corporate financial reporting practices, which stemmed from reaction to reports of corporate misdeeds at several high-profile firms earlier last year, continued to shake investor confidence in the stock markets. As Labor Day approached, equity investors' aversion to investment risk boosted the performance of high-grade fixed-income securities, particularly those securities issued by the U.S. government and agencies.

As the period advanced, signs surfaced that led to perceptions that the economy may be improving. U.S. equity markets advanced and U.S. Treasury markets sold off somewhat during the middle of October as investors shifted money into riskier investments in pursuit of higher potential rewards. However, weaker-than-expected economic data subsequently released that month reversed investor sentiment and prices of U.S. Treasuries and Agencies advanced as investors returned to the refuge of less-risky investments.

Fed Rate Reduction
In an effort to help stimulate the economy, the Federal Reserve ("Fed")/ii/ cut short-term interest rates on November 6th. Interest rate reductions typically encourage consumers to borrow and spend more, thereby pumping more money back into the economy. The performance of financial markets in general was choppy during the second half of the reporting period. However, higher-rated fixed-income securities advanced toward the close of the period as concerns regarding tensions in Iraq became more pronounced and economic data reports revealed lackluster manufacturing data and little improvement in the labor market. The sentiment at the time was that interest rates would not rise over the short-term, but that as the economy improved over time, rates would rise later in the year. This view regarding the economic picture was supported by the fact that the Fed opted not to change short-term interest rate targets when its monetary policy committee members convened for a meeting on January 28-29th.

A Diversified Approach
The Fund maintained exposure to a diverse combination of high-grade securities. We focused on U.S. Treasury notes that had shorter-term maturities, because they tend to fluctuate less in price when interest rates rise, which we anticipate will occur later this year. Furthermore, the shorter maturities will give us the ability to roll over capital from maturing Treasury notes in the future into higher-yielding fixed-income securities if rates were to rise down the road. To seek enhanced yield, the Fund also maintained a diverse mix of intermediate and longer-term agencies, such as debt issued by the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA") and Federal Home Loan Mortgage Corporation ("FHLMC").

--------
1Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 81 funds in the U.S. mortgage funds category with reinvestment of dividends and capital gains excluding sales charges.


   2 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

Preparing for a New Climate
Going forward, we maintain our view that interest rates in the U.S. may rise later in the year as the economy gains momentum. However, the situations in Iraq, North Korea and Venezuela all represent sources of volatility for risk-oriented markets, which in turn may present a favorable environment for high-grade fixed-income securities -- particularly U.S. Treasuries -- on a short-term basis. This performance, however, will be subject to how long these situations play themselves out, as these events may influence the direction of the U.S. economy and interest rates. If they are resolved in a relatively short time frame, any improvement that may arise in high-grade bond prices should likely be short lived as well.

Bond issues with longer maturities have been the most marked positive performers in the fixed-income securities markets during the period and throughout 2002. Going forward into 2003, however, we favor Treasuries with shorter-term maturities that may be less sensitive to rising interest rates. We will also maintain a vigilant eye on both the Fed and fiscal policies on Capitol Hill (e.g., taxation measures). Going forward, we believe fiscal measures will play a more prominent role in influencing the direction of the economy and bond markets than they have in the recent past.

Although high-grade fixed-income securities may come under some pressure in the events rates were to rise in the future, we nonetheless believe in the importance of asset allocation as an investment discipline. Furthermore, we believe that fixed-income securities, when professionally managed, can help minimize overall portfolio volatility/iii/ over the long term and provide favorable streams of income. We are confident that we have the experience and commitment to make prudent, educated investment decisions that can offer favorable long-term results over the long term.

Thank you for your investment in the Smith Barney Managed Governments Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Roger M. Lavan        /s/ David Torchia
Roger M. Lavan            David Torchia
Vice President and        Vice President and
Investment Officer        Investment Officer

 February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to page 8 for a list and percentage breakdown of the Fund's holdings.

--------
i The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
ii The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
iiiDiversification does not assure against market risk.



   3 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return       Total
Period Ended of Period of Period Dividends Distributions of Capital  Returns/(1)+/
----------------------------------------------------------------------------------
  1/31/03     $12.87    $12.94     $0.28       $0.00       $0.00         2.71%++
----------------------------------------------------------------------------------
  7/31/02      12.56     12.87      0.57        0.00        0.00         7.17
----------------------------------------------------------------------------------
  7/31/01      12.03     12.56      0.70        0.00        0.02        10.68
----------------------------------------------------------------------------------
  7/31/00      12.09     12.03      0.70        0.00        0.00         5.49
----------------------------------------------------------------------------------
  7/31/99      12.73     12.09      0.72        0.00        0.00         0.58
----------------------------------------------------------------------------------
  7/31/98      12.84     12.73      0.80        0.00        0.00         5.51
----------------------------------------------------------------------------------
  7/31/97      12.27     12.84      0.82        0.00        0.00        11.80
----------------------------------------------------------------------------------
  7/31/96      12.63     12.27      0.82        0.00        0.01         3.76
----------------------------------------------------------------------------------
  7/31/95      12.50     12.63      0.74        0.00        0.04         7.67
----------------------------------------------------------------------------------
  7/31/94      13.29     12.50      0.61        0.00        0.19         0.08
----------------------------------------------------------------------------------
  7/31/93      12.88     13.29      0.66        0.23        0.00        10.43
----------------------------------------------------------------------------------
  Total                            $7.42       $0.23       $0.26
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/03                $12.88    $12.95     $0.24       $0.00       $0.00         2.44%++
-------------------------------------------------------------------------------------------
7/31/02                 12.57     12.88      0.50        0.00        0.00         6.60
-------------------------------------------------------------------------------------------
7/31/01                 12.03     12.57      0.63        0.00        0.02        10.17
-------------------------------------------------------------------------------------------
7/31/00                 12.09     12.03      0.64        0.00        0.00         4.91
-------------------------------------------------------------------------------------------
7/31/99                 12.73     12.09      0.66        0.00        0.00         0.06
-------------------------------------------------------------------------------------------
7/31/98                 12.84     12.73      0.73        0.00        0.00         4.99
-------------------------------------------------------------------------------------------
7/31/97                 12.27     12.84      0.76        0.00        0.00        11.23
-------------------------------------------------------------------------------------------
7/31/96                 12.63     12.27      0.76        0.00        0.01         3.24
-------------------------------------------------------------------------------------------
7/31/95                 12.50     12.63      0.67        0.00        0.04         7.04
-------------------------------------------------------------------------------------------
7/31/94                 13.29     12.50      0.56        0.00        0.17        (0.46)
-------------------------------------------------------------------------------------------
Inception* -- 7/31/93   12.64     13.29      0.41        0.16        0.00         9.92++
-------------------------------------------------------------------------------------------
Total                                       $6.56       $0.16       $0.24
-------------------------------------------------------------------------------------------


   4 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/03                $12.88    $12.95     $0.25       $0.00       $0.00         2.48%++
-------------------------------------------------------------------------------------------
7/31/02                 12.57     12.88      0.51        0.00        0.00         6.69
-------------------------------------------------------------------------------------------
7/31/01                 12.03     12.57      0.64        0.00        0.02        10.26
-------------------------------------------------------------------------------------------
7/31/00                 12.09     12.03      0.65        0.00        0.00         5.00
-------------------------------------------------------------------------------------------
7/31/99                 12.73     12.09      0.67        0.00        0.00         0.15
-------------------------------------------------------------------------------------------
7/31/98                 12.84     12.73      0.74        0.00        0.00         5.07
-------------------------------------------------------------------------------------------
7/31/97                 12.27     12.84      0.76        0.00        0.00        11.26
-------------------------------------------------------------------------------------------
7/31/96                 12.63     12.27      0.76        0.00        0.01         3.25
-------------------------------------------------------------------------------------------
7/31/95                 12.50     12.63      0.67        0.00        0.04         7.04
-------------------------------------------------------------------------------------------
7/31/94                 13.29     12.50      0.56        0.00        0.17        (0.46)
-------------------------------------------------------------------------------------------
Inception* -- 7/31/93   13.18     13.29      0.03        0.02        0.00         1.25++
-------------------------------------------------------------------------------------------
Total                                       $6.24       $0.02       $0.24
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/03                $12.87    $12.94     $0.30       $0.00       $0.00         2.88%++
-------------------------------------------------------------------------------------------
7/31/02                 12.56     12.87      0.61        0.00        0.00         7.55
-------------------------------------------------------------------------------------------
7/31/01                 12.03     12.56      0.75        0.00        0.02        11.08
-------------------------------------------------------------------------------------------
7/31/00                 12.10     12.03      0.75        0.00        0.00         5.79
-------------------------------------------------------------------------------------------
7/31/99                 12.74     12.10      0.77        0.00        0.00         0.92
-------------------------------------------------------------------------------------------
7/31/98                 12.84     12.74      0.84        0.00        0.00         5.94
-------------------------------------------------------------------------------------------
7/31/97                 12.27     12.84      0.86        0.00        0.00        12.16
-------------------------------------------------------------------------------------------
Inception* -- 7/31/96   12.86     12.27      0.44        0.00        0.01        (1.10)++
-------------------------------------------------------------------------------------------
Total                                       $5.32       $0.00       $0.03
-------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


   5 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Six Months Ended 1/31/03++  2.71%   2.44%   2.48%   2.88%
           ----------------------------------------------------------
           Year Ended 1/31/03          7.36    6.79    6.88    7.73
           ----------------------------------------------------------
           Five Years Ended 1/31/03    5.62    5.10    5.17    5.99
           ----------------------------------------------------------
           Ten Years Ended 1/31/03     6.04    5.49     N/A     N/A
           ----------------------------------------------------------
           Inception* through 1/31/03  8.06    5.81    5.37    6.40
           ----------------------------------------------------------

                                          With Sales Charges/(2)/
                                     ---------------------------------
                                     Class A  Class B  Class L Class Y
          ------------------------------------------------------------
          Six Months Ended 1/31/03++  (1.94)%  (2.06)%  0.47%   2.88%
          ------------------------------------------------------------
          Year Ended 1/31/03           2.54     2.29    4.80    7.73
          ------------------------------------------------------------
          Five Years Ended 1/31/03     4.65     4.93    4.96    5.99
          ------------------------------------------------------------
          Ten Years Ended 1/31/03      5.56     5.49     N/A     N/A
          ------------------------------------------------------------
          Inception* through 1/31/03   7.80     5.81    5.26    6.40
          ------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (1/31/93 through 1/31/03)              79.79%
        ---------------------------------------------------------------
        Class B (Inception* through 1/31/03)           70.58
        ---------------------------------------------------------------
        Class L (Inception* through 1/31/03)           65.14
        ---------------------------------------------------------------
        Class Y (Inception* through 1/31/03)           54.21
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.


   6 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC. AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lehman Brothers Government Bond Index and Lipper U.S. Mortgage Funds Average+
--------------------------------------------------------------------------------
                         January 1993 -- January 2003

                              [CHART]

                 Smith Barney
                   Managed            Lehman Brothers         Lipper
            Governments Fund Inc.--     Government         U.S. Mortgage
                Class A Shares          Bond Index         Funds Average
            ----------------------    ---------------      ---------------
 1/1993           $  9,552               $10,000             $10,000
 7/1993             10,070                10,595              10,440
 7/1994             10,078                10,581              10,232
 7/1995             10,851                12,429              11,127
 7/1996             11,258                13,071              11,677
 7/1997             12,591                14,400              12,850
 7/1998             13,285                15,603              13,655
 7/1999             13,362                16,031              13,876
 7/2000             14,096                17,022              14,628
 7/2001             15,601                19,048              16,332
 7/2002             16,720                20,685              17,609
 1/2003             17,173                21,692              18,109

+Hypothetical illustration of $10,000 invested in Class A shares on January 31, 1993, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper U.S. Mortgage Funds Average is composed of the Fund's peer group of mutual funds (81 funds as of January 31, 2003) investing in U.S. mortgage-backed securities. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






   7 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            JANUARY 31, 2003



   FACE
  AMOUNT                                      SECURITY                                       VALUE
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 66.8%
            U.S. Treasury Notes:
$13,500,000  3.000% due 2/29/04 (a)                                                       $ 13,744,701
 11,000,000  5.875% due 11/15/04 (a)                                                        11,826,727
  7,000,000  4.375% due 5/15/07 (a)                                                          7,449,260
  7,200,000 Federal Home Loan Bank, 3.375% due 5/14/04                                       7,374,146
            Federal Home Loan Mortgage Corp. (FHLMC):
  8,500,000  5.000% due 5/15/04 (a)                                                          8,884,770
      1,888  5.500% due 5/1/13                                                                   1,972
  5,220,231  7.000% due 2/1/16 (b)                                                           5,565,935
 11,676,430  6.500% due 7/1/16 (b)                                                          12,332,318
 16,251,431  6.000% due 3/1/17 (a)                                                          16,985,836
  5,065,027  6.500% due 1/1/32 (a)(b)                                                        5,284,732
 20,000,000  6.000% due 1/7/33 (c)(d)                                                       20,681,240
 49,000,000  6.500% due 1/7/33 (c)(d)                                                       51,097,788
 40,000,000  5.500% due 1/31/33 (c)                                                         40,450,000
            Federal National Mortgage Association (FNMA):
    160,313  7.500% due 4/1/09                                                                 166,107
    129,564  6.500% due 6/1/15 (b)                                                             137,244
    107,041  7.000% due 1/1/16                                                                 114,131
  5,959,007  5.500% due 12/1/16 (b)                                                          6,175,588
  4,881,974  6.000% due 5/1/17                                                               5,109,560
  1,373,559  6.500% due 3/1/32                                                               1,432,294
 18,467,612  7.500% due 3/1/32 (b)                                                          19,671,116
 12,979,327  7.000% due 5/1/32 (b)                                                          13,678,372
 40,349,313  6.000% due 6/1/32 (a)(b)                                                       41,783,247
 25,000,000  6.500% due 1/7/33 (c)(d)                                                       26,054,700
 13,000,000  6.000% due 1/8/33 (c)(d)                                                       13,442,806
 31,000,000  7.000% due 1/31/33 (c)(d)                                                      32,656,578
            Government National Mortgage Association (GNMA):
     98,942  8.500% due 11/15/27                                                               107,864
 37,600,855  6.500% due 3/15/32 (a)(b)                                                      39,513,564
 23,221,217  7.000% due 3/15/32 (a)(b)                                                      24,670,953
  8,299,544  7.500% due 5/15/32 (b)                                                          8,886,338
------------------------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (Cost -- $421,966,159)                                                         435,279,887
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 33.2%
107,550,000 CIBC Oppenheimer, 1.220% due 2/3/03; Proceeds at maturity -- $107,560,934;
              (Fully collateralized by U.S. Treasury Notes, 2.875% to 3.625%
              due 3/31/04 to 6/30/04; Market value -- $109,705,839)                        107,550,000
109,070,000 Goldman Sachs & Co., 1.280% due 2/3/03; Proceeds at maturity -- $109,081,634;
              (Fully collateralized by U.S. Treasury Notes and Bonds, 2.875% to 11.875%
              due 5/31/03 to 2/15/21; Market value -- $111,251,425)                        109,070,000
------------------------------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $216,620,000)                                                         216,620,000
------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $638,586,159*)                                                       $651,899,887
------------------------------------------------------------------------------------------------------

(a)Security has been segregated as collateral for TBA's/mortgage dollar rolls.
(b)Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c)Security has been issued on a to-be-announced basis ("TBA") (See Note 8).
(d)Mortgage dollar roll (See Note 9).
 *Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



   8 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                JANUARY 31, 2003

ASSETS:
  Investments, at value (Cost -- $421,966,159)               $435,279,887
  Repurchase agreements, at value (Cost -- $216,620,000)      216,620,000
  Cash                                                              1,302
  Interest receivable                                           1,949,458
  Receivable for Fund shares sold                                 807,347
-------------------------------------------------------------------------
  Total Assets                                                654,657,994
-------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                            184,439,500
  Dividends payable                                               924,626
  Investment advisory fee payable                                 178,945
  Payable for Fund shares purchased                               140,309
  Administration fee payable                                       79,531
  Distribution fees payable                                        39,584
  Accrued expenses                                                138,131
-------------------------------------------------------------------------
  Total Liabilities                                           185,940,626
-------------------------------------------------------------------------
Total Net Assets                                             $468,717,368
-------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                $     36,216
  Capital paid in excess of par value                         479,632,740
  Overdistributed net investment income                          (508,786)
  Accumulated net realized loss from security transactions    (23,756,530)
  Net unrealized appreciation of investments                   13,313,728
-------------------------------------------------------------------------
Total Net Assets                                             $468,717,368
-------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                      21,124,174
--------------------------------------------------------------------------
  Class B                                                       3,203,663
--------------------------------------------------------------------------
  Class L                                                       1,443,537
--------------------------------------------------------------------------
  Class Y                                                      10,444,924
--------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                   $12.94
--------------------------------------------------------------------------
  Class B *                                                        $12.95
--------------------------------------------------------------------------
  Class L **                                                       $12.95
--------------------------------------------------------------------------
  Class Y (and redemption price)                                   $12.94
--------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value
   per share)                                                      $13.55
--------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                      $13.08
-------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



   9 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED JANUARY 31, 2003


INVESTMENT INCOME:
  Interest                                                    $ 10,254,963
--------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                               1,053,223
  Distribution fees (Note 2)                                       573,828
  Administration fee (Note 2)                                      468,099
  Shareholder and system servicing fees                            126,354
  Audit and legal                                                   26,465
  Directors' fees                                                   25,206
  Custody                                                           24,954
  Registration fees                                                 21,425
  Shareholder communications                                        13,572
  Other                                                              4,789
--------------------------------------------------------------------------
  Total Expenses                                                 2,337,915
--------------------------------------------------------------------------
Net Investment Income                                            7,917,048
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding
  short-term securities):
   Proceeds from sales                                         857,412,383
   Cost of securities sold                                     857,642,069
--------------------------------------------------------------------------
  Net Realized Loss                                               (229,686)
--------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of period                                           8,487,184
   End of period                                                13,313,728
--------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                        4,826,544
--------------------------------------------------------------------------
Net Gain on Investments                                          4,596,858
--------------------------------------------------------------------------
Increase in Net Assets From Operations                        $ 12,513,906
--------------------------------------------------------------------------


                      See Notes to Financial Statements.



  10 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                         2003          2002
------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $  7,917,048  $ 20,718,621
   Net realized gain (loss)                                              (229,686)    6,058,484
   Increase in net unrealized appreciation                              4,826,544     3,928,338
------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              12,513,906    30,705,443
------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                               (9,947,541)  (19,907,185)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (9,947,541)  (19,907,185)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                    44,748,114    98,525,959
   Net asset value of shares issued for reinvestment of dividends       4,779,313     9,509,066
   Cost of shares reacquired                                          (46,157,280)  (77,263,994)
------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                  3,370,147    30,771,031
------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  5,936,512    41,569,289

NET ASSETS:
   Beginning of period                                                462,780,856   421,211,567
------------------------------------------------------------------------------------------------
   End of period*                                                    $468,717,368  $462,780,856
------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:    $(508,786)   $1,521,707
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



  11 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) other securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method;
(h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended January 31, 2003, the Fund paid transfer agent fees of $112,828 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

  12 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2003, SSB received sales charges of approximately $92,000 and $39,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended January 31, 2003, CDSCs paid to SSB were approximately $50,000 and $3,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2003, total Distribution Plan fees incurred were:

                                                   Class A  Class B  Class L
----------------------------------------------------------------------------
Distribution Plan Fees                             $348,309 $153,073 $72,446
----------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------------------------------
Purchases                                                       $895,983,438
----------------------------------------------------------------------------
Sales                                                            857,412,383
----------------------------------------------------------------------------

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


---------------------------------------------------------------------------
Gross unrealized appreciation                                   $13,313,728
Gross unrealized depreciation                                            --
---------------------------------------------------------------------------
Net unrealized appreciation                                     $13,313,728
---------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

  13 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended January 31, 2003, the Fund did not enter into any reverse repurchase agreements.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2003, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the six months ended January 31, 2003, the Fund did not enter into any written covered call or put option contracts.

  14 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2003, the Fund did not hold any futures contracts.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At January 31, 2003, the Fund held TBA securities with a total cost of $180,424,688.

9.  Mortgage Dollar Roll Transactions

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At January 31, 2003, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $143,916,167 for scheduled settlements on February 13, 2003.

10.Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $23,520,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                     2003       2004       2008       2009
   -------------------------------------------------------------------------
   Carryforward Amounts           $4,867,000 $3,598,000 $14,114,000 $941,000
   -------------------------------------------------------------------------


 15   Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

11.  Capital Shares

At January 31, 2003, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  Six Months Ended             Year Ended
                                  January 31, 2003            July 31, 2002
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                      786,058  $ 10,180,844   2,724,945  $ 34,574,491
Shares issued on reinvestment    308,593     3,990,948     653,525     8,268,742
Shares reacquired             (1,504,467)  (19,482,230) (3,409,301)  (43,181,126)
---------------------------------------------------------------------------------
Net Decrease                    (409,816) $ (5,310,438)    (30,831) $   (337,893)
---------------------------------------------------------------------------------
Class B
Shares sold                      649,840  $  8,419,455   1,686,887  $ 21,450,529
Shares issued on reinvestment     39,389       509,666      65,542       829,922
Shares reacquired               (470,480)   (6,092,774) (1,179,625)  (14,906,978)
---------------------------------------------------------------------------------
Net Increase                     218,749  $  2,836,347     572,804  $  7,373,473
---------------------------------------------------------------------------------
Class L
Shares sold                      439,830  $  5,702,148   1,467,223  $ 18,605,132
Shares issued on reinvestment     21,532       278,699      32,393       410,402
Shares reacquired               (706,134)   (9,136,354)   (325,590)   (4,117,675)
---------------------------------------------------------------------------------
Net Increase (Decrease)         (244,772) $ (3,155,507)  1,174,026  $ 14,897,859
---------------------------------------------------------------------------------
Class Y
Shares sold                    1,578,565  $ 20,445,667   1,892,887  $ 23,895,807
Shares reacquired               (883,605)  (11,445,922) (1,182,924)  (15,058,215)
---------------------------------------------------------------------------------
Net Increase                     694,960  $  8,999,745     709,963  $  8,837,592
---------------------------------------------------------------------------------


  16 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                       2003/(1)(2)/        2002/(2)/      2001/(2)/          2000/(2)/     1999/(2)/     1998/(2)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of              $12.87           $12.56
  Period                                                                   $12.03        $12.09        $12.73        $12.84
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.22             0.59           0.69          0.73          0.65          0.75
  Net realized and unrealized gain           0.13             0.29
   (loss)                                                                    0.56         (0.09)        (0.57)        (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.35             0.88           1.25          0.64          0.08          0.69
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.28)           (0.57)         (0.70)        (0.70)        (0.72)        (0.80)
  Capital                                      --               --          (0.02)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.28)           (0.57)         (0.72)        (0.70)        (0.72)        (0.80)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.94           $12.87         $12.56        $12.03        $12.09        $12.73
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                 2.71%++          7.17%         10.68%         5.49%         0.58%         5.51%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $273,383         $277,136     $  270,884      $270,599      $321,860      $374,109
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                      3.36%+           4.67%          5.58%         6.05%         5.18%         5.78%
  Interest expense                             --               --             --            --            --          0.13
  Operating expenses                         1.02+            1.05           1.04          1.05          1.04          1.03
  Total expenses                             1.02+            1.05           1.04          1.05          1.04          1.16
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       199%             335%           275%          173%          205%          363%
--------------------------------------------------------------------------------------------------------------------------------

Class B Shares                       2003/(1)(2)/        2002/(2)/           2001/(2)/     2000/(2)/     1999/(2)/     1998/(2)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of              $12.88           $12.57
  Period                                                                   $12.03        $12.09        $12.73        $12.84
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.19             0.52           0.62          0.66          0.59          0.67
  Net realized and unrealized gain           0.12             0.29
   (loss)                                                                    0.57         (0.08)        (0.57)        (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.31             0.81           1.19          0.58          0.02          0.62
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.24)           (0.50)         (0.63)        (0.64)        (0.66)        (0.73)
  Capital                                      --               --          (0.02)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.24)           (0.50)         (0.65)        (0.64)        (0.66)        (0.73)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.95           $12.88         $12.57        $12.03        $12.09        $12.73
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                 2.44%++          6.60%         10.17%         4.91%         0.06%         4.99%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)    $      41,480       $   38,431        $30,310       $39,499       $61,391       $73,905
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                      2.84%+           4.13%          5.11%         5.52%         4.64%         5.27%
  Interest expense                             --               --             --            --            --          0.13
  Operating expenses                         1.54+            1.56           1.54          1.58          1.57          1.56
  Total expenses                             1.54+            1.56           1.54          1.58          1.57          1.69
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       199%             335%           275%          173%          205%          363%
--------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


  17 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                           2003/(1)(2)/       2002/(2)/         2001/(2)/     2000/(2)/     1999/(2)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $12.88          $12.57       $12.03        $12.09        $12.73
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                           0.19            0.53         0.62          0.67          0.61
 Net realized and unrealized gain (loss)         0.13            0.29         0.58         (0.08)        (0.58)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.32            0.82         1.20          0.59          0.03
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.25)          (0.51)       (0.64)        (0.65)        (0.67)
 Capital                                           --              --        (0.02)           --            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.25)          (0.51)       (0.66)        (0.65)        (0.67)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $12.95          $12.88       $12.57        $12.03        $12.09
--------------------------------------------------------------------------------------------------------------------
Total Return                                     2.48%++         6.69%       10.26%         5.00%         0.15%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $18,691         $21,740       $6,463        $3,879        $4,505
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                           2.95%+          4.17%        5.08%         5.60%         4.76%
 Interest expense                                  --              --           --            --            --
 Operating expenses                              1.47+           1.46         1.46          1.51          1.48
 Total expenses                                  1.47+           1.46         1.46          1.51          1.48
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           199%            335%         275%          173%          205%
--------------------------------------------------------------------------------------------------------------------

Class Y Shares                           2003/(1)(2)/       2002/(2)/         2001/(2)/     2000/(2)/     1999/(2)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $12.87          $12.56       $12.03        $12.10        $12.74
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                           0.24            0.63         0.73          0.77          0.70
 Net realized and unrealized gain (loss)         0.13            0.29         0.57         (0.09)        (0.57)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.37            0.92         1.30          0.68          0.13
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.30)          (0.61)       (0.75)        (0.75)        (0.77)
 Capital                                           --              --        (0.02)           --            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.30)          (0.61)       (0.77)        (0.75)        (0.77)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $12.94          $12.87       $12.56        $12.03        $12.10
--------------------------------------------------------------------------------------------------------------------
Total Return                                     2.88%++         7.55%       11.08%         5.79%         0.92%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $135,163        $125,474     $113,555      $120,270      $118,007
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                           3.68%+          5.01%        5.91%         6.40%         5.54%
 Interest expense                                  --              --           --            --            --
 Operating expenses                              0.69+           0.70         0.70          0.71          0.70
 Total expenses                                  0.69+           0.70         0.70          0.71          0.70
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           199%            335%         275%          173%          205%
--------------------------------------------------------------------------------------------------------------------

Class L Shares                              1998/(2)(3)/
--------------------------------------------------------
Net Asset Value, Beginning of Period      $12.84
--------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.67
 Net realized and unrealized gain (loss)   (0.04)
--------------------------------------------------------
Total Income From Operations                0.63
--------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.74)
 Capital                                      --
--------------------------------------------------------
Total Distributions                        (0.74)
--------------------------------------------------------
Net Asset Value, End of Period            $12.73
--------------------------------------------------------
Total Return                                5.07%
--------------------------------------------------------
Net Assets, End of Period (000s)          $2,811
--------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                      5.28%
 Interest expense                           0.13
 Operating expenses                         1.49
 Total expenses                             1.62
--------------------------------------------------------
Portfolio Turnover Rate                      363%
--------------------------------------------------------

Class Y Shares                              1998/(2)/
--------------------------------------------------------
Net Asset Value, Beginning of Period      $12.84
--------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.80
 Net realized and unrealized gain (loss)   (0.06)
--------------------------------------------------------
Total Income From Operations                0.74
--------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.84)
 Capital                                      --
--------------------------------------------------------
Total Distributions                        (0.84)
--------------------------------------------------------
Net Asset Value, End of Period            $12.74
--------------------------------------------------------
Total Return                                5.94%
--------------------------------------------------------
Net Assets, End of Period (000s)         $90,761
--------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                      6.10%
 Interest expense                           0.13
 Operating expenses                         0.69
 Total expenses                             0.82
--------------------------------------------------------
Portfolio Turnover Rate                      363%
--------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

  18 Smith Barney Managed Governments Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                         MANAGED GOVERNMENTS FUND INC.



           DIRECTORS                    INVESTMENT ADVISER
           Herbert Barg                 Smith Barney Fund
           Dwight B. Crane                Management LLC
           Burt N. Dorsett
           R. Jay Gerken, Chairman      DISTRIBUTOR
           Elliot S. Jaffe              Salomon Smith Barney Inc.
           Stephen E. Kaufman
           Joseph J. McCann             CUSTODIAN
           Cornelius C. Rose, Jr.       State Street Bank and
                                          Trust Company
           OFFICERS
           R. Jay Gerken                TRANSFER AGENT
           President and                Citicorp Trust Bank, fsb.
           Chief Executive Officer      125 Broad Street, 11th Floor
                                        New York, New York 10004
           Lewis E. Daidone
           Senior Vice President and    SUB-TRANSFER AGENT
           Chief Administrative Officer PFPC Global Fund Services
                                        P.O. Box 9699
           Richard L. Peteka            Providence, Rhode Island
           Chief Financial Officer      02940-9699
           and Treasurer

           Roger M. Lavan
           Vice President and
           Investment Officer

           David Torchia
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Managed Governments Fund Inc.




 This report is submitted for the general information of shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when preceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01088 3/03                                                            03-4592